N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2014

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Annual Report

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or "Fund") for the year ended December 31, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In the first half of 2014 ("1H2014") economic activity improved notwithstanding some weather related impacts felt throughout the country in the first couple months of the year. The labor market stumbled out the gate in 2014 but also showed signs of improvement as the year progressed. With the steady albeit slow improvement of the economy, the Federal Open Market Committee ("FOMC") continued to taper its asset purchases at a rate of $10 billion a month throughout the first half of the year. The second half of 2014 ("2H2014") continued to build on the strength of the first half as economic activity expanded at a moderate pace throughout the remainder of the year. With the economy and labor market showing sustained signs of growth, the FOMC was able to end its asset purchases in October. With the FOMC having concluded its asset purchases in the fourth quarter, attention turned to the federal funds rate and when the FOMC will make its first move. In the December statement the FOMC noted that the Committee intended to maintain the 0 to ¼ percent target range for a considerable time.

Strong crude prices during the 1H2014 were driven by Middle Eastern turmoil and strong projected global oil demand growth. As a result, shares in energy companies generally rose as did the Fund's share price. For the 1H2014, the Fund posted strong returns and outperformed both the Morningstar Equity Energy Category and the S&P 1500 Energy Index. The Fund's overweight position in smaller capitalized, higher beta companies with strong leverage to the North American Shale Revolution drove the Fund's outperformance. During the 1H2014, oilfield services ("OFS") and exploration and production ("E&P") were the best performing industries, while refiners and engineering & construction industries lagged. Strong crude prices and improving well economics aided both E&P and OFS performance. The narrowed Brent-WTI differential and a decision to allow crude condensate exports negatively contributed to refinery performance. Inflated oil prices encouraged an increase in capital expenditures on exploration and production throughout the world, particularly in the United States. This would later contribute to the significant decline in crude oil prices in the 2H2014.

Throughout the 2H2014, lower crude oil prices dominated conversations and weighed on the energy sector's relative performance versus the broader market. Several factors contributed to crude oil's demise, including strong production increases from North America, resumption of lost production from Iraq and Libya, lower global oil demand growth, and OPEC's decision to maintain their current production quota. The North American rig count began to fall throughout the fourth quarter closing the year with 1840 rigs, a decline of 90 from the peak in September. Announced guidance for 2015 from operators indicates the U.S. rig count has further to fall, with expectations of a 750-950 rig drop, peak-to-trough. Operators in shale plays across the country began to high-grade their drilling programs, cutting their rig count projections and focusing their drilling programs on their best acreage. Although lower oil prices sent the Fund's share price considerably lower, the Fund continued its outperformance versus the Morningstar Equity Energy category during the 2H2014, while underperforming the S&P 1500 Energy Index. Throughout the 2H2014, the Portfolio Management Team transitioned assets from the smaller capitalized, higher beta companies that drove performance in the 1H2014 into large cap, more defensive companies. This reduced the downside capture of the Fund, contributing to its relative performance.

During 2014, activity levels in the top oil producing regions in the U.S. (Permian, Eagle Ford, Williston, and Denver-Julesburg (DJ)) remained strong, resulting in strong production advances for the year. Activity within the Permian Basin began to plateau in the fourth quarter 2014. During December, the horizontal rig count averaged 351 rigs, an increase of 51% YTD, however, the vertical rig count fell 15% over the year. November production from the Permian Basin averaged 1.8 million barrels of oil per day, an increase of 26% YTD. The Eagle Ford Formation realized the largest increase in production, increasing 34% YTD through November to 1.6 million barrels per day. Colorado's DJ Basin is beginning to show signs of strength as takeaway capacity continues to be built. Production from the DJ Basin increased 24%, YTD through November, to 370,000 barrels per day. In the month of December, there were 181 active drilling rigs in North Dakota, a 9 rig decrease year over year. In the month of November, 39 wells were completed, a decrease of 106 from October. For the month of November, North Dakota produced 1.19 million barrels of oil per day, a 29% increase YTD. At the end of November, there were 775 wells waiting on completion, compared to 510 one year ago. The percentage of gas flared stood at 25%, 2% higher than the level at which operators will need to be by January 15, 2015 to meet the North Dakota Industrial Commission's restrictions. These restrictions will require operators to further reduce their flaring to 10% by 2020.

For 2014, the Fund's Class A total return was -11.43%* compared to a 12.56% return for the Russell 3000 Index, a -9.16% return for the S&P Composite 1500 Energy Index and a return for the Morningstar Equity Energy Category of -16.65%. The significant decline in crude prices during the 2H2014 contributed to the energy sector's underperformance versus the broader market for the year.

We remain positive on the investment thesis of the North American Shale Revolution, but have become more selective when making investment decisions. The Portfolio Management Team believes the price of oil trades significantly below the price that will result in supply and demand equilibrium, weighing on exploration capital expenditures throughout the world. This will have a negative impact on oil production growth, which should ultimately lead to a balancing of global oil supply and demand and higher crude prices.

While the recent decline in crude prices has eroded some of the energy sector's growth prospects, the Fund continues to trade at an attractive level versus the S&P 500. The 2016 forward price-to-earnings ratio of the Fund is 15.48, with a long-term earnings growth rate of 13.87%. The Portfolio Management Team believes potential rising crude prices and continued efficiencies could bring upside to the return potential of the Fund.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.41% for Class A and 1.91% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.39% for Class A and 1.89% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	WB/MNA Stock Fund Class A without sales charge	WB/MNA Stock Fund Class A with max sales charge	Russell 3000 Index
12/31/04	$10,000	$9,500	$10,000
12/30/05	$11,165	$10,606	$10,612
12/29/06	$12,028	$11,426	$12,280
12/31/07	$11,917	$11,321	$12,911
12/31/08	$9,610	$9,130	$8,094
12/31/09	$11,466	$10,892	$10,388
12/31/10	$16,904	$16,058	$12,147
12/30/11	$17,756	$16,867	$12,272
12/31/12	$17,788	$16,898	$14,286
12/31/13	$23,480	$22,305	$19,079
12/31/14	$20,795	$19,755	$21,475

Average Annual Total Returns for the periods ending December 31, 2014

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-11.43%	5.40%	12.64%	7.59%	8.25%
Class A With sales charge (5.00%)	-15.86%	3.59%	11.51%	7.04%	7.90%
Class C Without CDSC	N/A	N/A	N/A	N/A	-18.82%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	-19.60%

*	April 5, 1999 for Class A; May 1, 2014 for Class C

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the year ended December 31, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In January, the market (S&P 500) sold off as investors responded to a reduction in Fed stimulus and emerging market volatility. The Fed reduced monthly asset purchases of agency mortgage-backed securities and longer-term Treasury securities to $75 billion from $85 billion. With improving economic numbers in February, investors returned to more cyclical sectors leading to a new all-time high in the S&P 500. The market continued its run in March until news that Russia had invaded the Crimea region of Ukraine sent the market lower on fears of further escalation. Stocks rebounded shortly thereafter, although the quarter end advance was tempered by light domestic economic numbers.

The second quarter began with momentum stocks selling off, reversing their recent gains. The market struggled to find its footing, primarily due to concerns in Ukraine as the Russians continued to increase troops along the border. However, Federal Reserve Chair Janet Yellen gave a speech in mid-April with a dovish tone, and a broad based rally in equities followed. Also contributing to the rally was the release of the Fed's Beige Book which showed economic activity improving at a moderate pace in most regions of the U.S. with consumer spending rebounding after a compressed first quarter. In the Federal Reserve's mid-June statement they again noted economic activity had picked up and that labor market indicators showed further signs of improvement, leading them to decrease total asset purchases by $10 billion for the fifth time in seven months to $35 billion. The market finally took the reduction in stimulus as more positive than negative as the S&P 500 posted a solid finish to a strong quarter.

The market continued its climb in the third quarter following better than expected earnings and improving economic data. Almost three-quarters of companies that reported posted numbers better than analyst estimates. The market appeared to brush off many geopolitical events. A Malaysian passenger jet was shot down over Ukraine which led to a rise in tension between Ukraine and Russia, and the conflict between Israel and Palestine escalated to the point of Israel deploying ground troops into Gaza. September, however, proved to be more turbulent for the markets. Global economic concerns took center stage as growth rates out of Europe and China continued to come in soft and a strengthening U.S. dollar put pressure on commodities, most notably oil, which was also trading lower due to abundant supply in the market.

The fourth quarter began with a sharp decline in equities due to continuing global growth concerns and fears of an Ebola outbreak. Equities rebounded shortly thereafter as global growth concerns eased on speculation that foreign central banks would add monetary stimulus. On October 29th, the Federal Open Market Committee stated they would end monthly stimulus purchases, citing a substantial improvement in the outlook for the labor market since the inception of its program. Investors focused on the positive economic numbers supporting the wind-down and U.S. markets continued to rise. The world watched a rapid decline in the price of oil during the quarter as it dropped nearly in half from its June 2014 highs. While significant new production came online in North America, demand growth was tapering in places like Europe and Asia thanks to weakening economies. The world looked to OPEC to cut production, but they did not, nor did they give a clear indication of at what price they would be inclined to cut. While this drop in oil prices has certainly put downward pressure on energy producers, it has been and will most likely continue to be a blessing for energy consumers. As the price of oil fell throughout the quarter, stocks gained with the S&P 500 returning nearly 5%.

The utilities sector performed best over the year with a return of 28.98%. Investors seeking yield turned to the sector as rates on the 10 year US Treasury remained under pressure, falling from near 3% to 2.17% by year end. The health care and information technology sectors were also top performers with returns of 25.34% and 20.12%, respectively. The energy sector was a standout underperformer being the only sector with a negative return. It ended the year down 7.79% following the steep decline in oil.

The Fund returned 11.42%* for the year ended December 31, 2014 while the S&P 500 gained 13.69% and the Morningstar Large-Cap Value Category was up 10.21%. The Fund outperformed its Morningstar Category while underperforming the S&P 500. Performance was driven by a mix of sector allocation and selection. Contributing positively was stock selection in energy and materials and an overweight allocation to utilities. Detracting from relative performance was selection in industrials and health care, and an overweight allocation to energy.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. In selecting securities, the Portfolio Management Team considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. In addition, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. The Portfolio Management Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. Due to the Fund's investment objective and strategy it is somewhat likely (although not certain) that the Fund's returns will be less volatile than the market as a whole. That is, the Fund may generally appreciate less when the market is rising and decline less when the market is falling.

If you would like more frequent updates, please visit the Fund's website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
12/31/14	$14,198	$13,484	$15,518

Average Annual Total Returns for the periods ending December 31, 2014

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	11.42%	N/A	N/A	N/A	14.04%
With sales charge (5.00%)	5.89%	N/A	N/A	N/A	11.86%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the year ended December 31, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In January, the market (S&P 500) sold off as investors responded to a reduction in Fed stimulus and emerging market volatility. The Fed reduced monthly asset purchases of agency mortgage-backed securities and longer-term Treasury securities to $75 billion from $85 billion. With improving economic numbers in February, investors returned to more cyclical sectors leading to a new all-time high in the S&P 500. The market continued its run in March until news that Russia had invaded the Crimea region of Ukraine sent the market lower on fears of further escalation. Stocks rebounded shortly thereafter, although the quarter end advance was tempered by light domestic economic numbers.

The second quarter began with momentum stocks selling off, reversing their recent gains. The market struggled to find its footing, primarily due to concerns in Ukraine as the Russians continued to increase troops along the border. However, Federal Reserve Chair Janet Yellen gave a speech in mid-April with a dovish tone, and a broad based rally in equities followed. Also contributing to the rally was the release of the Fed's Beige Book which showed economic activity improving at a moderate pace in most regions of the U.S. with consumer spending rebounding after a compressed first quarter. In the Federal Reserve's mid-June statement they again noted economic activity had picked up and that labor market indicators showed further signs of improvement, leading them to decrease total asset purchases by $10 billion for the fifth time in seven months to $35 billion. The market finally took the reduction in stimulus as more positive than negative as the S&P 500 posted a solid finish to a strong quarter.

The market continued its climb in the third quarter following better than expected earnings and improving economic data. Almost three-quarters of companies that reported posted numbers better than analyst estimates. The market appeared to brush off many geopolitical events. A Malaysian passenger jet was shot down over Ukraine which led to a rise in tension between Ukraine and Russia, and the conflict between Israel and Palestine escalated to the point of Israel deploying ground troops into Gaza. September, however, proved to be more turbulent for the markets. Global economic concerns took center stage as growth rates out of Europe and China continued to come in soft and a strengthening U.S. dollar put pressure on commodities, most notably oil, which was also trading lower due to abundant supply in the market.

The fourth quarter began with a sharp decline in equities due to continuing global growth concerns and fears of an Ebola outbreak. Equities rebounded shortly thereafter as global growth concerns eased on speculation that foreign central banks would add monetary stimulus. On October 29th, the Federal Open Market Committee stated they would end monthly stimulus purchases, citing a substantial improvement in the outlook for the labor market since the inception of its program. Investors focused on the positive economic numbers supporting the wind-down and U.S. markets continued to rise. The world watched a rapid decline in the price of oil during the quarter as it dropped nearly in half from its June 2014 highs. While significant new production came online in North America, demand growth was tapering in places like Europe and Asia thanks to weakening economies. The world looked to OPEC to cut production, but they did not, nor did they give a clear indication of at what price they would be inclined to cut. While this drop in oil prices has certainly put downward pressure on energy producers, it has been and will most likely continue to be a blessing for energy consumers. As the price of oil fell throughout the quarter, stocks gained with the S&P 500 returning nearly 5%.

The utilities sector performed best over the period with a return of 28.98%. Investors seeking yield turned to the sector as rates on the 10 year US Treasury remained under pressure, falling from near 3% to 2.17% by year end. The health care and information technology sectors were also top performers with returns of 25.34% and 20.12%, respectively. The energy sector was a standout underperformer being the only sector with a negative return. It ended the year down 7.79% following the steep decline in oil.

The Fund returned 6.01%* for the year ended December 31, 2014 while the S&P 500 gained 13.69% and the Morningstar Large-Cap Growth Category average was up 10.00%. The Fund outperformed the market and it's Morningstar Category for the first half of the year, primarily due to stock selection in the information technology and materials sectors. Energy and consumer discretionary selection also aided the outperformance and sector allocation had little effect. The second half of 2014 saw a reversal in stock selection performance. While sector allocation again had little effect, selection in industrials, health care, materials, and information technology were detractors to relative performance.

The Fund is managed using a blended growth and income investment strategy, investing primarily in domestic common stocks that provide long-term growth of capital with dividend income as a secondary objective. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.81%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/04	$10,000	$9,500	$10,000
12/30/05	$10,932	$10,386	$10,491
12/29/06	$12,577	$11,949	$12,148
12/31/07	$13,579	$12,901	$12,816
12/31/08	$9,905	$9,410	$8,074
12/31/09	$11,247	$10,685	$10,211
12/31/10	$13,179	$12,521	$11,749
12/30/11	$13,447	$12,776	$11,997
12/31/12	$15,282	$14,519	$13,917
12/31/13	$19,525	$18,550	$18,425
12/31/14	$20,699	$19,665	$20,947

Average Annual Total Returns for the periods ending December 31, 2014

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	6.01%	15.43%	12.97%	7.54%	8.73%
With sales charge (5.00%)	0.72%	13.49%	11.81%	6.99%	8.45%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the year ended December 31, 2014. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

High yield ended 2014 with a return of 2.45% (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index), lower than expected resulting from global growth concerns and the return of volatility that intensified into year-end with the significant declines in oil prices. Despite experiencing a few setbacks early in the year with weak first-quarter economic reports and the emerging market crises, high yield reached cycle tights in late June. Investor sentiment diminished early in the third quarter, however, as global growth concerns re-emerged and resulting volatility pressured the high-yield market into the year-end. At December 31, high-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index) were 483 basis points (bps), 101 bps wider for the 12-month period. For the same period, yields rose from 5.64% (at December 31, 2013) to 6.61%.

Higher quality outperformed dramatically as double-B's returned 5.37%, besting single-B's, 1.47%, and CCC's, -1.11%. Sector-return dispersion continued as more cyclical sectors unperformed. Oil field services returned the worst, -16.08%, while banking performed the best at 8.43%. Big and liquid names underperformed (as measured by the Barclays Very Liquid Index), posting a return of 2.10%, trailing the broader high-yield market by 35 bps.

While the pace of new issuance in 2014 lagged slightly compared to 2012 and 2013, total supply of $356 billion reflects robust issuance activity and the third-largest on record. While new issue activity continues to be led by refinancing, a broader use of proceeds will begin to increase in the coming year. With declining risk appetites and rising market volatility, full-year outflows for U.S. high-yield mutual funds totaled a record $20.6 billion.

Defaults (ex-TXU) increased primarily due to one large default in December and were at 1.63% on a trailing 12-month par-weighted basis and are expected to be 2.0-2.5% through 2015, still below historical averages. We view sub-$60 oil into later 2016 as problematic for low-tier energy but would perhaps raise defaults only 1-2%.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned 1.84%* (A Class Shares, net of fees) and 1.08%* (C Class Shares, net of fees) compared to the Barclays Capital U.S. Corporate High Yield Bond Index, its benchmark, which returned 2.45%, and the Morningstar High Yield category annual return of 1.11%. The Fund underperformed its benchmark for the year due to security selection in the banking, retail and electric utilities sectors. The largest detractors came from relative weightings in Caesars Entertainment Corporation, Gymboree Corporation, Arch Coal, SandRidge Energy and Royal Bank of Scotland Group. Alternatively, relative contributions from security selection in the oil field services, independent energy and healthcare sectors enhanced annual performance. Specifically, relative weightings in Samson Investment Company, HCA, Alpha Natural Resources, Cliffs Natural Resources and First Data Corporation improved results for the year.

Compared to the benchmark at year-end, the Fund was overweight in technology, chemicals and healthcare due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and electric utilities because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. At year-end, both the Fund's spread and yield was tighter than the benchmark while the duration of the Fund remains short of the benchmark.

Market Outlook

U.S. economic momentum improved as 2014 progressed and we anticipate corporate earnings will continue to strengthen and remain supportive of high-yield fundamentals as we enter 2015. Growth outside of the U.S. remains sluggish and could continue to impact risk asset performance. Default rates are expected to come off historic lows and are forecasted to be 2.0-2.5% through 2015, well below long-term averages. The recent decline in oil prices, if sustained, will negatively impact credit fundamentals for the energy sector and could impact the default experience. We view sub-$60 oil into later 2016 as problematic for low-tier energy but would perhaps raise defaults only 1-2%. For the vast majority of the high-yield market, the decline in oil is a benefit to either end demand or cost inputs and should help sustain healthy fundamentals. We expect new issue activity to remain robust and be led by refinancing; however, we expect mergers-and-acquisition activity and general corporate purpose financings to continue to increase. More broadly, management actions are consistent with late mid-cycle behavior. As central bank policies develop and if global growth concerns continue, episodes of volatility will persist while increasing dispersion of returns among individual issuers and sectors. Spread and performance volatility may also continue around technical pressures resulting from retail fund flows. With the recent widening and current spread levels north of 500 bps, high yield has historically exhibited less rate sensitivity relative to other fixed income asset classes. Excess returns are expected to be strong in 2015. Our base-case scenario is for high yield to return 5-7% as coupon return plus modest spread-tightening is offset by default experience and the eventual rise in rates. We believe our current portfolio positioning and our fundamental research and bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.64% for Class A and 2.39% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
12/31/04	$10,000	$9,574	$10,000
12/30/05	$10,748	$10,290	$10,274
12/29/06	$11,894	$11,387	$11,493
12/31/07	$10,696	$10,240	$11,709
12/31/08	$7,033	$6,734	$8,647
12/31/09	$10,942	$10,475	$13,680
12/31/10	$12,407	$11,878	$15,747
12/30/11	$12,949	$12,397	$16,532
12/31/12	$14,790	$14,159	$19,146
12/31/13	$15,725	$15,055	$20,574
12/31/14	$16,014	$15,331	$21,081

Average Annual Total Returns for the periods ending December 31, 2014

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	1.84%	7.33%	7.91%	4.82%	5.43%
Class A With sales charge (4.25%)	-2.54%	5.79%	6.98%	4.36%	5.01%
Class C Without CDSC	1.08%	6.53%	7.10%	4.04%	4.62%
Class C With CDSC (1.00%)	0.12%	6.53%	7.10%	4.04%	4.62%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 31, 2014

Energy	72.9%
Cash Equivalents and Other	10.4%
Industrials	10.1%
Utilities	3.9%
Materials	2.7%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2014

	Shares	Fair Value

COMMON STOCKS (89.6%)

Energy (72.9%)
Anadarko Petroleum	352,000	$29,040,000
Baker Hughes Inc	465,000	26,072,550
*Bonanza Creek Energy	100,000	2,400,000
*Cameron International Corp	240,000	11,988,000
Chevron Corp	84,000	9,423,120
Cimarex Energy Co.	194,000	20,564,000
ConocoPhillips	68,000	4,696,080
Delek US Holdings Inc	245,000	6,683,600
Devon Energy Corp	150,000	9,181,500
*Diamondback Energy	252,000	15,064,560
EOG Resources Inc	273,000	25,135,110
Enbridge Inc	285,000	14,651,850
Exterran Holdings	390,000	12,706,200
Exxon Mobil Corp	310,000	28,659,500
*FMC Technologies, Inc.	145,000	6,791,800
*Forum Energy Technologies Inc	296,000	6,136,080
*Gulfport Energy Corp	198,000	8,264,520
Halliburton Company	754,000	29,654,820
Helmerich & Payne Inc	275,000	18,540,500
HollyFrontier Corp	147,000	5,509,560
Kinder Morgan Inc	1,100,000	46,541,000
Marathon Oil Corp	440,000	12,447,600
Marathon Petroleum Corp	70,000	6,318,200
*Memorial Resource Development	518,000	9,339,540
National Oilwell Varco Inc	197,000	12,909,410
*Oasis Petroleum	100,000	1,654,000
Occidental Petroleum Corp	190,000	15,315,900
Oceaneering Intl, Inc.	40,000	2,352,400
ONEOK Inc	164,000	8,165,560
*PDC Energy Inc	165,000	6,809,550
Phillips 66	410,000	29,397,000
Pioneer Natural Resources	95,000	14,140,750
RPC Inc	415,000	5,411,600
*Sanchez Energy Corp	240,000	2,229,600
Schlumberger Ltd	140,000	11,957,400
Semgroup Corp	170,000	11,626,300
Superior Energy Services	300,000	6,045,000
Tesoro Corp	190,000	14,126,500
TransCanada Corp	285,000	13,993,500
*Triangle Petroleum Corp	1,020,000	4,875,600
US Silica Holdings Inc	390,000	10,019,100
Valero Energy Corp	107,000	5,296,500
*Whiting Petroleum Corp	116,000	3,828,000
Williams Companies Inc	635,000	28,536,900
		574,500,260
Industrials (10.1%)
Canadian Pacific Railway LTD	92,000	17,727,480
Fluor Corp	185,000	11,216,550
*Quanta Services, Inc.	590,000	16,750,100
Trinity Industries Inc	366,000	10,251,660
Union Pacific Corp	198,000	23,587,740
		79,533,530
Materials (2.7%)
*Flotek Industries Inc	265,000	4,963,450
Westlake Chemical Corp	100,000	6,109,000
Lyondellbasell Indu Class A	130,000	10,320,700
		21,393,150
Utilities (3.9%)
CenterPoint Energy Inc.	850,000	19,915,500
MDU Resources Group Inc	240,000	5,640,000
OGE Energy Corp	160,000	5,676,800
		31,232,300

TOTAL COMMON STOCKS (COST: $733,241,541)		$706,659,240

SHORT-TERM SECURITIES (10.8%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $84,680,267)	84,680,267	$84,680,267

TOTAL INVESTMENTS IN SECURITIES (COST: $817,921,808) (100.4%)		$791,339,507
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(3,023,414)

NET ASSETS (100.0%)		$788,316,093

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 31, 2014

Consumer Staples	27.1%
Utilities	11.9%
Energy	11.3%
Industrials	8.6%
Financials	7.4%
Consumer Discretionary	7.3%
Information Technology	6.2%
Telecommunication Services	5.8%
Health Care	5.7%
Materials	4.7%
Cash Equivalents and Other	4.0%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2014

	Shares	Fair Value
COMMON STOCKS (96.0%)

Consumer Discretionary (7.3%)
Leggett & Platt Inc	14,000	$596,540
McDonalds Corp	10,300	965,110
Target Corp	8,000	607,280
		2,168,930
Consumer Staples (27.1%)
Altria Group Inc	29,500	1,453,465
Coca-Cola Co/The	24,000	1,013,280
General Mills Inc	7,000	373,310
Kimberly-Clark Corp	8,500	982,090
PepsiCo Inc	11,500	1,087,440
Procter & Gamble Co/The	17,000	1,548,530
Reynolds American Inc.	5,300	340,631
Sysco Corp	14,000	555,660
Walmart Stores, Inc	8,000	687,040
		8,041,446
Energy (11.3%)
Chevron Corp	9,000	1,009,620
ConocoPhillips	4,900	338,394
Helmerich & Payne Inc	1,500	101,130
HollyFrontier Corp	7,300	273,604
Kinder Morgan Inc	18,000	761,580
Phillips 66	1,500	107,550
Williams Companies Inc	16,800	754,992
		3,346,870
Financials (7.4%)
Cincinnati Financial Corp	8,100	419,823
JP Morgan Chase & Co	6,500	406,770
Mercury General Corp	9,400	532,698
Old Republic Intl Corp	21,000	307,230
Wells Fargo & Company	9,600	526,272
		2,192,793
Health Care (5.7%)
Glaxosmithkline PLC - ADR	8,500	363,290
Johnson & Johnson	11,900	1,244,383
Pfizer Inc	3,000	93,450
		1,701,123
Industrials (8.6%)
Caterpillar Inc	2,000	183,060
Emerson Electric Co	13,600	839,528
General Electric Co	30,100	760,627
Lockheed Martin Corp	2,300	442,911
Waste Management	6,400	328,448
		2,554,574
Information Technology (6.2%)
Intel Corp	10,000	362,900
Maxim Integrated Products	8,800	280,456
Microsoft Corp	11,100	515,595
Microchip Technology Inc	8,000	360,880
Qualcomm Inc	4,300	319,619
		1,839,450
Materials (4.7%)
Air Products & Chemical	4,400	634,612
Dow Chemical Co/The	6,000	273,660
Lyondellbasell Indu Class A	6,000	476,340
		1,384,612
Telecommunication Services (5.8%)
AT&T Inc	33,800	1,135,342
Verizon Communications Inc	12,400	580,072
		1,715,414
Utilities (11.9%)
Alliant Energy Corp	8,100	538,002
CenterPoint Energy Inc.	20,000	468,600
Consolidated Edison Inc	16,300	1,075,963
Dominion Resources	7,800	599,820
Duke Energy Corp	6,000	501,240
Vectren Corp	7,200	332,856
		3,516,481

TOTAL COMMON STOCKS (COST: $25,666,236)		$28,461,693

SHORT-TERM SECURITIES (3.6%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $1,071,322)	1,071,322	$1,071,322

TOTAL INVESTMENTS IN SECURITIES (COST: $26,737,558) (99.6%)		$29,533,015
OTHER ASSETS LESS LIABILITIES (0.4%)		111,959

NET ASSETS (100.0%)		$29,644,974

^	Variable rate security; rate shown represents rate as of December 31, 2014.

ADR—	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2014

Consumer Discretionary	17.7%
Information Technology	17.6%
Financials	16.8%
Health Care	9.9%
Industrials	9.2%
Cash Equivalents and Other	8.5%
Consumer Staples	6.9%
Energy	6.0%
Materials	3.5%
Utilities	2.5%
Telecommunication Services	1.4%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2014

		Fair
	Shares	Fair Value
COMMON STOCKS (91.5%)

Consumer Discretionary (17.7%)
*Buffalo Wild Wings Inc	3,000	$541,140
CBS Corp - Class A	18,000	996,120
Walt Disney Company	21,000	1,977,990
Lowe's Companies Inc	9,000	619,200
Macy's Inc	6,500	427,375
NIKE Inc - Class B	3,100	298,065
Starbucks Corp	13,000	1,066,650
*Tesla Motors, Inc	2,200	489,302
		6,415,842
Consumer Staples (6.9%)
CVS Corp	3,800	365,978
Kimberly-Clark Corp	5,500	635,470
Mondelez International Inc	22,000	799,150
PepsiCo Inc	7,500	709,200
		2,509,798
Energy (6.0%)
Halliburton Company	8,000	314,640
Kinder Morgan Inc	16,000	676,960
Phillips 66	7,000	501,900
Pioneer Natural Resources	1,100	163,735
Williams Companies Inc	11,500	516,810
		2,174,045
Financials (16.8%)
Bank of America	38,000	679,820
BlackRock Inc	1,700	607,852
JP Morgan Chase & Co	28,500	1,783,530
MetLife Inc	23,700	1,281,933
US Bancorp	12,500	561,875
Wells Fargo & Company	21,000	1,151,220
		6,066,230
Health Care (9.9%)
*Gilead Sciences Inc	5,000	471,300
*HCA Holdings Inc	5,000	366,950
Johnson & Johnson	8,500	888,845
St Jude Medical Inc	11,000	715,330
Thermo Fisher Scientific Inc	9,050	1,133,875
		3,576,300
Industrials (9.2%)
Boeing Co	5,400	701,892
General Electric Co	30,000	758,100
*Quanta Services, Inc.	17,000	482,630
*Solarcity Corp	6,000	320,880
Union Pacific Corp	9,000	1,072,170
		3,335,672
Information Technology (17.6%)
Apple Inc	12,500	1,379,750
*Google Inc - Class A	1,250	663,325
Himax Technologies Inc	110,000	886,600
Intel Corp	12,000	435,480
*Micron Technology	38,000	1,330,380
Qualcomm Inc	9,300	691,269
*SunEdison Inc	43,500	848,685
Xerox Corp	10,000	138,600
		6,374,089
Materials (3.5%)
Dow Chemical Co/The	9,000	410,490
Huntsman Corp	19,000	432,820
US Silica Holdings Inc	5,000	128,450
Lyondellbasell Indu Class A	3,500	277,865
		1,249,625
Telecommunication Services (1.4%)
Verizon Communications Inc	11,000	514,580

Utilities (2.5%)
Allete Inc	7,000	385,980
American Electric Power	8,500	516,120
		902,100

TOTAL COMMON STOCKS (COST: $28,118,717)		$33,118,281

SHORT-TERM SECURITIES (8.9%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $3,210,403)	3,210,403	$3,210,403

TOTAL INVESTMENTS IN SECURITIES (COST: $31,329,120) (100.4%)		$36,328,684
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(141,462)

NET ASSETS (100.0%)		$36,187,222

*	Non-income producing

^	Variable rate security; rate shown represents rate as of December 31, 2014

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2014

Consumer Discretionary	25.0%
Health Care	10.3%
Telecommunication Services	10.0%
Industrials	9.6%
Cash Equivalents and Other	8.6%
Energy	8.2%
Information Technology	8.1%
Financials	7.5%
Materials	6.3%
Consumer Staples	5.6%
Utilities	0.8%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2014

	Principal Amount	Fair Value
CORPORATE BONDS (91.1%)

Consumer Discretionary (25.0%)
AMC Entertainment Holdings 9.750% 12/1/20	$135,000	$146,812
Academy Ltd - 144A 9.250% 8/1/19	70,000	73,500
Allegion US Holdings Co 5.750% 10/1/21	30,000	31,725
Allison Transmission Inc - 144A 7.125% 5/15/19	130,000	136,012
Altice SA - 144A 7.750% 5/15/22	200,000	200,375
American Axle & MFG Inc 7.750% 11/15/19	50,000	56,000
BC Mountain LLC - 144A 7.000% 2/1/21	20,000	17,100
CCO Holding LLC/Cap Corp 6.500% 4/30/21	165,000	173,250
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	100,000	106,000
CCO Holdings LLC/Cap Corp 5.250% 3/15/21	195,000	196,462
CBS Out Amer Cap LLC/COR -144A 5.250% 2/15/22	20,000	20,150
CBS Out Amer Cap LLC/COR -144A 5.875% 3/15/25	20,000	20,150
CSC Holdings LLC 8.625% 2/15/19	30,000	34,875
*Caesars Entertainment 8.500% 2/15/20	155,000	117,025
*Caesars Operating Escrow 9.000% 2/15/20	275,000	203,500
CCOH Safari LLC 5.500% 12/1/22	45,000	45,675
CCOH Safari LLC 5.750% 12/1/24	60,000	60,675
Cequel Com Hldg I/Cap Cp - 144A 5.125% 12/15/21	45,000	43,650
(1)Chinos Intermediate Holdings - 144A 7.750% 5/1/19	50,000	44,250
Chrysler GP/CG CO-Issuer 8.250% 6/15/21	400,000	443,000
Cinemark USA Inc 7.375% 6/15/21	60,000	63,900
Cinemark USA Inc 4.875% 6/1/23	45,000	42,525
Claires Stores Inc 8.875% 3/15/19	75,000	60,750
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	157,600
iHeartCommunications Inc 9.000% 3/1/21	160,000	156,800
Clear Channel Worldwide 7.625% 3/15/20	5,000	5,187
Clear Channel Worldwide 7.625% 3/15/20	150,000	157,875
Clear Channel Worldwide 6.500% 11/15/22	95,000	96,662
*Clear Channel Worldwide 6.500% 11/15/22	295,000	303,850
Dana Holding Corp 6.750% 2/15/21	30,000	31,725
Dana Holding Corp 5.375% 9/15/21	25,000	25,750
Dana Holding Corp 6.000% 9/15/23	55,000	57,475
Dana Holding Corp 5.500% 12/15/24	55,000	55,550
Dish DBS Corp 7.875% 9/1/19	50,000	56,750
Dish DBS Corp 6.750% 6/1/21	230,000	247,250
*Dish DBS Corp 5.875% 7/15/22	200,000	205,000
Dish DBS Corp 5.125% 5/1/20	75,000	75,562
Dish DBS Corp 5.875% 11/15/24	60,000	60,300
Dreamworks Animation SKG-144A 6.875% 8/15/20	30,000	30,750
Gannett CO Inc - 144A 4.875% 9/15/21	15,000	14,887
Gannett CO Inc - 144A 5.500% 9/15/24	15,000	15,037
General Motors Co 4.875% 10/2/23	160,000	171,200
General Motors Finl Co 3.250% 5/15/18	15,000	15,019
General Motors Finl Co 4.250% 5/15/23	35,000	35,696
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	52,087
Goodyear Tire & Rubber Corp 8.250% 8/15/20	90,000	95,400
Goodyear Tire & Rubber 6.500% 3/1/21	45,000	47,700
Gymboree Corp 9.125% 12/1/18	90,000	34,650
HD Supply Inc 11.000% 4/15/20	50,000	57,000
HD Supply Inc 11.500% 7/15/20	75,000	85,875
HD Supply,Inc CMT - 144A 5.250% 12/15/21	65,000	66,137
Hanesbrands Inc 6.375% 12/15/20	75,000	79,500
Harrahs Operating Co Inc 11.250% 6/1/17	160,000	117,280
(4)(5)Harrahs Operating Co Inc 10.000% 12/15/18	60,000	9,300
Hearthside Group Hlds/FI - 144A 6.500% 5/1/22	5,000	4,875
Hilton Worldwide Finance 5.625% 10/15/21	35,000	36,575
Hughes Satellite Systems Corp 6.500% 6/15/19	70,000	75,075
Inventiv Health Inc - 144A 11.000% 8/15/18	15,000	13,087
Inventiv Health Inc - 144A 11.000% 8/15/18	21,000	18,217
Inventiv Health Inc - 144A 9.000% 1/15/18	85,000	86,700
(1)Inventiv Health Inc - 144A 12.000% 8/15/18	49,000	46,060
Isle of Capri Casinos 5.875% 3/15/21	45,000	45,675
Jarden Corp 6.125% 11/15/22	50,000	52,250
Limited Brands Inc 6.625% 4/1/21	110,000	123,750
Lynx I Corp - 144A 5.375% 4/15/21	200,000	206,500
MGM Resort Intl 7.750% 3/15/22	90,000	99,675
MGM Resort Intl 6.750% 10/1/20	160,000	168,000
*MGM Resorts Intl 5.250% 3/31/20	230,000	228,275
MGM Resorts Intl 6.000% 3/15/23	95,000	95,475
Marina District Fin 9.875% 8/15/18	120,000	125,700
Neiman Marcus - 144A 8.000% 10/15/21	40,000	42,300
(1)Neiman Marcus - 144A 8.750% 10/15/21	45,000	47,700
McGraw-Hill Global ED 9.750% 4/1/21	50,000	55,250
(1)Michaels Finco Hldg/Inc - 144A 7.500% 8/1/18	10,000	10,175
Michaels Stores Inc- 144A 5.875% 12/15/20	10,000	10,100
Nexstar Broadcasting, Inc 6.875% 11/15/20	110,000	114,125
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	63,050
Nielsen Finance LLC - 144A 5.000% 4/15/22	50,000	50,250
Numericable -SFR - 144A 6.000% 5/15/22	200,000	201,100
BC/New Red Finance Inc - 144A 6.000% 4/1/22	40,000	41,000
Party City Holdings Inc 8.875% 8/1/20	140,000	149,450
JC Penney Corp 5.750% 2/15/18	35,000	30,450
JC Penney Corp 6.375% 10/15/36	65,000	42,250
Petco Animal Supplies - 144A 9.250% 12/1/18	105,000	109,987
Polymer Group Inc 7.750% 2/1/19	108,000	111,915
Quebecor Media 5.750% 1/15/23	105,000	107,362
RHP Hotel PPTY 5.000% 4/15/21	130,000	129,350
RKI EXP & Prod - 144A 8.500% 8/1/21	60,000	48,450
RSI Home Products Inc - 144A 6.875% 3/1/18	85,000	88,825
Radio Systems Corp - 144A 8.375% 11/1/19	115,000	123,337
Regal Entertainment Grp 5.750% 3/15/22	45,000	42,975
Sabre Inc - 144A 8.500% 5/15/19	117,000	125,190
Sally Holdings 6.875% 11/15/19	75,000	79,687
Sally Holdings 5.750% 6/1/22	50,000	52,375
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	200,000	211,500
Service Corp Intl 7.625% 10/1/18	25,000	27,885
Service Corp Intl 7.500% 4/1/27	155,000	174,375
Service Corp Intl 5.375% 5/15/24	40,000	40,800
Servicemaster Company 8.000% 2/15/20	15,000	15,787
Servicemaster Company 7.000% 8/15/20	42,000	43,470
Sirius XM Radio INC - 144A 4.250% 5/15/20	110,000	108,350
Sirius XM Radio INC - 144A 4.625% 5/15/23	50,000	46,750
Sirius XM Radio INC - 144A 5.750% 8/1/21	55,000	56,237
Sirius XM Radio INC - 144A 6.000% 7/15/24	30,000	30,750
Tempur Pedic Internation 6.875% 12/15/20	30,000	31,875
Time Inc - 144A 5.750% 4/15/22	65,000	62,887
Uncle Acquistion 2010 8.625% 2/15/19	120,000	114,600
Vail Resorts Inc 6.500% 5/1/19	82,000	84,870
Videotron Ltd 5.000% 7/15/22	25,000	25,437
Zayo Escrow Corp 8.125% 1/1/20	59,000	62,540
		9,398,870
Consumer Staples (5.6%)
Armored AutoGroup Inc 9.250% 11/1/18	85,000	84,575
B&G Foods Inc 4.625% 6/1/21	50,000	48,805
Bumble Bee Acquisition - 144A 9.000% 12/15/17	118,000	123,782
Central Garden & Pet Co 8.250% 3/1/18	150,000	151,125
Chiquita Brands Intl 7.875% 2/1/21	93,000	99,975
Constellation Brands Inc 3.750% 5/1/21	35,000	34,650
Constellation Brands Inc 3.875% 11/15/19	25,000	25,187
Constellation Brands Inc 4.750% 11/15/24	20,000	20,250
Del Monte Corp 7.625% 2/15/19	182,000	178,815
Mem Prod Part LP/Fin Corp 7.625% 5/1/21	75,000	60,000
Mem Prod Part LP/Fin Corp 6.875% 8/1/22	45,000	34,200
Post Holdings Inc 7.375% 2/15/22	145,000	145,000
Post Holdings Inc - 144A 6.750% 12/1/21	75,000	72,750
Post Holdings Inc - 144A 6.000% 12/15/22	20,000	18,750
Reynolds GRP ISS/Reynold 9.875% 8/15/19	400,000	424,000
Reynolds GRP ISS/Reynold 9.000% 4/15/19	200,000	207,000
Reynolds Group 5.750% 10/15/20	145,000	148,625
Rite Aid Corp 9.250% 3/15/20	45,000	49,106
Sally Holdings 5.500% 11/1/23	20,000	20,900
Spectrum Brands Hldgs 6.750% 3/15/20	100,000	104,500
Spectrum Brands Inc 6.375% 11/15/20	35,000	36,487
Spectrum Brands Inc 6.625% 11/15/22	25,000	26,437
		2,114,919
Energy (8.2%)
Access Midstream Partner 4.875% 5/15/23	30,000	30,450
American Energy/AEPB - 144A 7.125% 11/1/20	20,000	14,700
American Energy/AEPB - 144A 7.375% 11/1/21	35,000	25,725
Antero Resources Finance 6.000% 12/1/20	10,000	9,975
Antero Resources Corp 5.375% 11/1/21	40,000	38,700
Antero Resources Corp-144A 5.125% 12/1/22	15,000	14,138
Arch Coal Inc 7.000% 6/15/19	40,000	11,800
Arch Coal Inc 7.250% 6/15/21	105,000	30,581
Arch Coal Inc - 144A 8.000% 1/15/19	20,000	11,100
Atwood Oceanics Inc 6.500% 2/1/20	90,000	81,900
Berry Petroleum Co 6.375% 9/15/22	45,000	34,200
Blue Racer Mid LLC/Finan-144A 6.125% 11/15/22	35,000	33,775
Breitburn Energy Partner 8.625% 10/15/20	75,000	64,500
Breitburn Energy Partner 7.875% 4/15/22	30,000	23,175
California Resources Crp - 144A 6.000% 11/15/24	80,000	67,600
Chesapeake Energy Corp 6.875% 11/15/20	25,000	26,875
Chesapeake Energy Corp 6.625% 8/15/20	80,000	85,000
Chesapeake Energy Corp 6.125% 2/15/21	20,000	21,000
(2)Chesapeake Energy Corp 3.481% 4/15/19	25,000	24,500
Chesapeake Energy Corp 4.875% 4/15/22	45,000	43,762
Access Midstream Partner 5.875% 4/15/21	30,000	31,275
Chesapeake Midstream PT 6.125% 7/15/22	65,000	69,062
Compressco Partners/FINA- 144A 7.250% 8/15/22	20,000	17,200
Consol Energy Inc - 144A 5.875% 4/15/22	35,000	32,550
Denbury Resources Inc - 144A 5.500% 5/1/22	75,000	68,625
Denbury Resources Inc 4.625% 7/15/23	65,000	56,387
EP Ener/Everest Acq Fin 7.750% 9/1/22	75,000	70,125
EV Energy Partners 8.000% 4/15/19	135,000	114,750
Halcon Resources Corp 9.750% 7/15/20	15,000	11,250
Halcon Resources Corp 8.875% 5/15/21	135,000	101,587
Halcon Resources Corp 9.250% 2/15/22	30,000	22,125
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	57,000
Kodiak Oil & Gas Corp 8.125% 12/1/19	100,000	101,750
Kodiak Oil & Gas Corp 5.500% 1/15/21	10,000	10,025
Kodiak Oil & Gas Corp 5.500% 2/1/22	10,000	10,025
Laredo Petroleum Inc 7.375% 5/1/22	40,000	37,400
Laredo Petroleum Inc 5.625% 1/15/22	35,000	30,625
Legacy Reserves/Finance 8.000% 12/1/20	70,000	58,100
Legacy Reserves/Finance - 144A 6.625% 12/1/21	40,000	32,600
Linn Energy LLC 8.625% 4/15/20	10,000	8,700
Linn Energy LLC 7.750% 2/1/21	155,000	130,587
Meg Energy Corp - 144A 6.500% 3/15/21	30,000	27,375
Meg Energy Corp - 144A 6.375% 1/30/23	75,000	66,937
Meg Energy Corp - 144A 7.000% 3/31/24	95,000	85,975
Markwest Energy Part/Fin 6.500% 8/15/21	25,000	25,750
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	75,938
Midstates Petro Inc 10.750% 10/1/20	40,000	21,200
Midstates Petro Inc 9.250% 6/1/21	45,000	22,500
Oasis Petroleum Inc - 144A 6.875% 3/15/22	70,000	63,700
Peabody Energy Corp 6.500% 9/15/20	10,000	8,675
Peabody Energy Corp 6.250% 11/15/21	80,000	68,400
Lightstream Resources - 144A 8.625% 2/1/20	30,000	21,000
RSP Permian Inc - 144A 6.625% 10/1/22	15,000	13,950
Regency Energy Partners 5.500% 4/15/23	50,000	48,250
Regency Energy Partners 5.875% 3/1/22	20,000	19,950
Regency Energy Partners 5.000% 10/1/22	30,000	28,350
Rentech NIT Part/Finance - 144A 6.500% 4/15/21	45,000	40,050
SM Energy Co - 144A 6.125% 11/15/22	20,000	18,800
Sanchez Energy Corp - 144A 6.125% 1/15/23	40,000	33,600
Sandridge Energy Inc 7.500% 3/15/21	70,000	44,800
Sandridge Energy Inc 8.125% 10/15/22	80,000	50,400
Targa Resources Partners - 144A 4.125% 11/15/19	20,000	19,250
Tesoro Corp 5.875% 10/1/20	82,000	82,205
Tesoro Corp 6.125% 10/15/21	45,000	44,888
Tesoro Logistics LP/CORP-144A 5.500% 10/15/19	20,000	19,850
Tesoro Logistics LP/CORP-144A 6.250% 10/15/22	15,000	14,963
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	74,400
Ultra Petroleum Corp - 144A 6.125% 10/1/24	45,000	38,700
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	45,000	38,824
Whiting Petroleum Corp 5.750% 3/15/21	200,000	185,500
WPX Energy Inc 5.250% 9/15/24	25,000	23,250
		3,092,634
Financials (7.5%)
Ally Financial Inc 6.250% 12/1/17	130,000	140,400
Ally Financial Inc 7.500% 9/15/20	105,000	123,113
(2)Ally Financial Inc 2.911% 7/18/16	35,000	34,833
Ally Financial Inc 4.750% 9/10/18	5,000	5,175
*Ally Financial Inc 3.500% 1/27/19	200,000	197,600
Avaya Inc - 144A 7.000% 4/1/19	115,000	112,125
(2)(3)Bank of America Corp 8.000%	205,000	220,119
Cit Group Inc - 144A 5.500% 2/15/19	80,000	84,400
Cit Group Inc 5.250% 3/15/18	85,000	88,613
Cit Group Inc 3.875% 2/19/19	120,000	119,700
CNH Capital LLC 3.625% 4/15/18	85,000	83,725
Corrections Corp of America 4.125% 4/1/20	85,000	82,663
Corrections Corp of America 4.625% 5/1/23	113,000	108,763
Denali Borrower - 144A 5.625% 10/15/20	105,000	109,253
Dynegy Finance 1/11 Inc-144A 7.375% 11/1/22	70,000	71,225
Dynegy Finance 1/11 Inc-144A 7.625% 11/1/24	35,000	35,700
Geo Group Inc 6.625% 2/15/21	65,000	68,088
Geo Group Inc 5.875% 1/15/22	65,000	66,625
Infinity Acq LLC/FI Corp - 144A 7.250% 8/1/22	35,000	31,675
Intl Lease Fin Corp 6.250% 5/15/19	90,000	98,325
*Intl Lease Fin Corp 5.875% 4/1/19	330,000	355,575
Intl Lease Finance Corp 4.625% 4/15/21	65,000	66,138
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	60,000	61,200
Realogy Corp - 144A 7.625% 1/15/20	70,000	74,900
Realogy Group/CO-Issuer -144A 5.250% 12/1/21	15,000	14,588
*UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	315,000
WMG Acquisition Corp - 144A 6.000% 1/15/21	61,000	61,000
WMG Acquisition Corp - 144A 5.625% 4/15/22	5,000	4,850
		2,835,371
Health Care (10.3%)
Alere Inc 6.500% 6/15/20	25,000	25,125
Biomet Inc 6.500% 8/1/20	190,000	203,300
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	150,000	145,500
DJO Fin LLC/DJO Fin Corp 8.750% 3/15/18	80,000	83,200
DJO Fin LLC/DJO Fin Corp 9.875% 4/15/18	20,000	20,300
Davita Inc 6.625% 11/1/20	70,000	73,500
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	32,025
HCA INC 5.250% 4/15/25	65,000	67,925
HCA Inc 6.500% 2/15/20	90,000	100,845
*HCA Inc 7.500% 2/15/22	490,000	559,825
*HCA Holdings Inc 7.750% 5/15/21	275,000	292,875
HCA Holdings Inc 6.250% 2/15/21	30,000	31,950
Healthsouth Corp 7.750% 9/15/22	45,000	47,700
Hologic Inc 6.250% 8/1/20	198,000	205,920
IMS Health Inc - 144A 6.000% 11/1/20	140,000	144,200
Kindred Escrow Corp II-144A 8.000% 1/15/20	65,000	69,063
Kindred Escrow Corp II-144A 8.750% 1/15/23	45,000	48,431
Kinetics Concept/KCI USA 10.500% 11/1/18	145,000	157,688
Omnicare Inc 4.750% 12/1/22	10,000	10,125
Omnicare Inc 5.000% 12/1/24	5,000	5,125
Radiation Therapy Service 9.875% 4/15/17	50,000	46,500
Radiation Therapy Service 8.875% 1/15/17	60,000	60,600
Tenet Healthcare Corp 6.000% 10/1/20	85,000	91,276
*Tenet Healthcare Corp 8.000% 8/1/20	225,000	237,375
Tenet Healthcare Corp 4.750% 6/1/20	90,000	91,350
Tenet Healthcare Corp 6.750% 2/1/20	20,000	21,050
Tenet Healthcare Corp 4.500% 4/1/21	35,000	35,088
Tenet Healthcare Corp 8.125% 4/1/22	145,000	162,038
USPI Finance Corp 9.000% 4/1/20	90,000	96,638
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	75,000	79,125
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	94,050
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	180,000	191,925
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	295,000	318,600
		3,850,237
Industrials (9.6%)
Avis Budget Car/ Finance-144A 5.500% 4/1/23	25,000	25,500
Acco Brands Corp 6.750% 4/30/20	130,000	136,045
ADT Corp 3.500% 7/15/22	65,000	55,413
ADT Corp 6.250% 10/15/21	80,000	82,200
AECOM Technology -144A 5.750% 10/15/22	20,000	20,450
AECOM Technology -144A 5.875% 10/15/24	20,000	20,450
Aircastle Ltd 7.625% 4/15/20	90,000	99,675
Aircastle Ltd 4.625% 12/15/18	35,000	35,175
Alliant Techsystems Inc - 144A 5.250% 10/1/21	55,000	55,413
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	42,500
Associated Materials Inc 9.125% 11/1/17	45,000	37,125
Avis Budget Car Rental 4.875% 11/15/17	5,000	5,150
Avis Budget Car Rental 5.500% 4/1/23	95,000	96,900
Belden Inc - 144A 5.500% 9/1/22	105,000	104,213
Bombardier Inc - 144A 7.750% 3/15/20	45,000	48,825
Bombardier Inc - 144A 6.125% 1/15/23	70,000	71,400
Building Materials Corp - 144A 6.750% 5/1/21	60,000	63,450
CDW LLC/CDW Finance 8.500% 4/1/19	21,000	22,129
CEVA Group Plc - 144A 7.000% 3/1/21	75,000	72,375
Clean Harbors Inc 5.250% 8/1/20	105,000	105,525
Eagle Midco Inc - 144A 9.000% 6/15/18	35,000	35,788
FGI Operating Co LLC 7.875% 5/1/20	100,000	90,000
GenCorp Inc 7.125% 3/15/21	120,000	125,676
General Cable Corp 5.750% 10/1/22	80,000	58,400
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	117,300
H&E Equipment Services 7.000% 9/1/22	40,000	41,150
Hillman Group Inc - 144A 6.375% 7/15/22	45,000	43,200
Hertz Corp 7.500% 10/15/18	50,000	51,875
Hertz Corp 7.375% 1/15/21	35,000	36,750
Hertz Corp 6.250% 10/15/22	75,000	75,750
Hertz Corp 5.875% 10/15/20	70,000	70,525
Huntington Ingalls Indus-144A 5.000% 12/15/21	30,000	30,525
(1)Interline Brands Inc 10.000% 11/15/18	24,000	25,080
Iron Mountain Inc 6.000% 8/15/23	75,000	78,000
(1)JCH Parent Inc - 144A 10.500% 3/15/19	30,000	27,750
Jack Cooper Holdings Corp - 144A 9.250% 6/1/20	75,000	77,625
Klx Inc-144A 5.875% 12/1/22	65,000	65,650
Kratos Defense & Sec 7.000% 5/15/19	80,000	68,000
Manitowoc Company Inc 8.500% 11/1/20	120,000	129,600
NXP BV/NXP Funding LLC - 144A 5.750% 2/15/21	200,000	210,000
Oshkosh Corp 8.500% 3/1/20	65,000	68,088
Oshkosh Corp 5.375% 3/1/22	5,000	5,100
Renaissance Acquisition - 144A 6.875% 8/15/21	25,000	24,000
United Rentals North Am 8.250% 2/1/21	200,000	218,000
Sensata Technologies - 144A 6.500% 5/15/19	40,000	41,500
Sensata Technologies - 144A 5.625% 11/1/24	15,000	15,563
Terex Corp 6.500% 4/1/20	65,000	67,275
Terex Corp 6.000% 5/15/21	115,000	117,300
Trinseo Op / Fin 8.750% 2/1/19	85,000	86,169
Triumph Group Inc 4.875% 4/1/21	80,000	79,000
UR Financing Escrow Corp 7.625% 4/15/22	85,000	93,458
UR Financing Escrow Corp 7.375% 5/15/20	80,000	86,400
Watco Cos LLC/Finance Co - 144A 6.375% 4/1/23	45,000	44,550
		3,604,960
Information Technology (8.1%)
Sabine Pass Liquefaction 6.250% 3/15/22	100,000	101,500
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	57,475
Amkor Technologies Inc 6.625% 6/1/21	55,000	54,450
Amkor Technologies Inc 6.375% 10/1/22	105,000	101,325
Anixter Inc 5.625% 5/1/19	40,000	42,200
Aspect Software Inc 10.625% 5/15/17	75,000	70,875
Audatex North America Inc - 144A 6.000% 6/15/21	195,000	200,850
Blackboard Inc - 144A 7.750% 11/15/19	90,000	90,225
Cogent Comm Finance Inc 5.625% 4/15/21	90,000	88,200
Commscope Inc - 144A 5.000% 6/15/21	5,000	4,925
Commscope Inc - 144A 5.500% 6/15/24	5,000	4,925
Entegris Inc - 144A 6.000% 4/1/22	25,000	25,313
Epicor Software Corp 8.625% 5/1/19	110,000	115,500
Equinix Inc 5.375% 1/1/22	20,000	20,188
Equinix Inc 5.750% 1/1/25	20,000	20,175
First Data Corp - 144A 8.875% 8/15/20	110,000	117,975
First Data Corp - 144A 8.250% 1/15/21	95,000	101,650
*(1)First Data Corp - 144A 8.750% 1/15/22	398,000	427,850
First Data Corp 12.625% 1/15/21	137,000	162,688
First Data Corp - 144A 7.375% 6/15/19	35,000	36,838
First Data Corp - 144A 6.750% 11/1/20	94,000	100,345
HJ Heinz Co 4.250% 10/15/20	150,000	151,500
Infor US Inc 11.500% 7/15/18	80,000	87,200
Infor US Inc 9.375% 4/1/19	90,000	96,300
(1)Infor Software Parent 7.125% 5/1/21	105,000	102,900
MagnaChip Semiconductor 6.625% 7/15/21	95,000	86,212
Micron Technology Inc 5.875% 2/15/22	55,000	57,750
PC Nextco Holdings/Fin 8.750% 8/15/19	35,000	35,175
Sabine Pass Liquefaction 5.750% 5/15/24	100,000	98,125
Sinclair Television Group 5.375% 4/1/21	80,000	79,400
Sinclair Television Group 6.125% 10/1/22	35,000	35,612
Sungard Data Systems Inc 7.375% 11/15/18	45,000	46,800
Sungard Data Systems Inc 7.625% 11/15/20	25,000	26,500
Sungard Data Systems Inc 6.625% 11/1/19	50,000	50,500
Zebra Technologies Corp-144A 7.250% 10/15/22	120,000	126,000
		3,025,446
Materials (6.0%)
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	213,000
(2)Ardagh Packaging Fin - 144A 3.241% 12/15/19	200,000	193,000
Ashland Inc 4.750% 8/15/22	155,000	155,000
FMG Resources - 144A 6.875% 2/1/18	20,000	18,150
FMG Resources - 144A 8.250% 11/1/19	150,000	136,500
WR Grace & Co-Conn - 144A 5.125% 10/1/21	20,000	20,500
WR Grace & Co-Conn - 144A 5.625% 10/1/24	10,000	10,425
Hexion US Fin/Nova Scoti 6.625% 4/15/20	195,000	191,100
Hexion US Fin/Nova Scoti 8.875% 2/1/18	85,000	75,650
Hexion US Fin/Nova Scoti 9.000% 11/15/20	35,000	25,025
Huntsman International LLC 8.625% 3/15/21	50,000	53,625
Huntsman International LLC 4.875% 11/15/20	130,000	129,025
Ineos Finance PLC - 144A 8.375% 2/15/19	200,000	212,500
Ineos Finance PLC - 144A 7.500% 5/1/20	70,000	73,500
LSB Industries 7.750% 8/1/19	95,000	98,800
Noranda Aluminium Acquisition 11.000% 6/1/19	40,000	39,300
Novelis Inc 8.375% 12/15/17	80,000	83,000
Packaging Dynamics Corp - 144A 8.750% 2/1/16	44,000	44,000
Polyone Corp 7.375% 9/15/20	45,000	47,868
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	35,350
(5)(4) # Reichhold Industries Inc - 144A 9.000% 5/8/17	165,444	90,993
Rockwood Specialities Group 4.625% 10/15/20	45,000	46,463
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	26,313
Sealed Air Corp - 144A 8.375% 9/15/21	85,000	94,988
Sealed Air Corp - 144A 6.500% 12/1/20	35,000	38,325
Tekni-Plex Inc - 144A 9.750% 6/1/19	11,000	11,935
Vulcan Materials 7.500% 6/15/21	80,000	93,200
		2,257,535
Telecommunication Services (10.0%)
Intelsat Jackson Holdings 5.500% 8/1/23	90,000	89,451
US Cellular Corp 6.700% 12/15/33	40,000	39,385
Centurylink Inc 5.800% 3/15/22	60,000	62,250
Centurylink Inc 6.750% 12/1/23	105,000	114,975
Cogent Communications - 144A 8.375% 2/15/18	60,000	62,700
Crown Castle Intl Corp 5.250% 1/15/23	90,000	91,800
Everest Acq LLC 9.375% 5/1/20	190,000	191,900
Everest Acq LLC 6.875% 5/1/19	60,000	60,900
Frontier Communications 7.125% 1/15/23	45,000	45,787
Frontier Communications 6.250% 9/15/21	15,000	15,075
Frontier Communications 6.875% 1/15/25	35,000	35,000
GCI Inc 8.625% 11/15/19	100,000	104,875
GCI Inc 6.750% 6/1/21	65,000	63,862
Intelsat Luxembourg Holdings 7.750% 6/1/21	105,000	105,263
*Intelsat Jackson Holdings 7.250% 10/15/20	365,000	385,530
Intelsat Jackson Holdings 7.500% 4/1/21	75,000	80,250
Intelsat Jackson Holdings 6.625% 12/15/22	50,000	51,375
Level 3 Financing Inc 8.625% 7/15/20	85,000	91,694
Level 3 Financing Inc 8.125% 7/1/19	85,000	90,313
Level 3 Communications - 144A 5.750% 12/1/22	55,000	55,344
Paetec Corp 9.875% 12/1/18	75,000	78,750
Qwest Capital Funding 7.750% 2/15/31	60,000	60,900
Sprint Capital Corp 8.750% 3/15/32	330,000	319,275
Sprint Capital Corp - 144A 9.000% 11/15/18	95,000	108,053
Sprint Corp 7.250% 9/15/21	120,000	118,950
Sprint Corp 7.875% 9/15/23	455,000	449,176
T-Mobile USA Inc 6.633% 4/28/21	70,000	71,838
T-Mobile USA Inc 6.731% 4/28/22	190,000	195,700
Telecom Itialia Spa - 144A 5.303% 5/30/24	200,000	202,500
Windstream Corp 7.750% 10/1/21	195,000	198,900
Windstream Corp 7.500% 4/1/23	85,000	84,575
		3,726,346
Utilities (0.8%)
NRG Energy Inc 6.250% 7/15/22	40,000	40,900
AES Corp 8.000% 6/1/20	35,000	39,988
AES Corp 7.375% 7/1/21	15,000	16,950
(2)AES Corp 4.875% 5/15/23	35,000	34,738
AES Corp 3.234% 6/1/19	35,000	34,125
NRG Energy Inc 8.250% 9/1/20	35,000	37,363
NRG Energy Inc 7.875% 5/15/21	30,000	32,325
SBA Telecommunications 5.750% 7/15/20	75,000	76,335
		312,724

TOTAL CORPORATE BONDS (COST: $34,604,465)		$34,219,042

TERM LOANS (0.3%)

Materials (0.3%)
(1) # Reichhold Holdings International (Senior Secured Note) 14.000% 2/27/15	80,000	$77,600
# Reichhold Inc (Senior Secured Note) 12.000% 2/27/15	35,000	33,950
		111,550

TOTAL TERM LOANS (COST: $113,276)		$111,550

SHORT-TERM SECURITIES (6.2%)	Shares
(2) Wells Fargo Advantage Cash Investment Money Market 0.010% (COST: $2,338,914)	2,338,914	$2,338,914

TOTAL INVESTMENTS IN SECURITIES (COST: $37,056,655) (97.6%)		$36,669,506
OTHER ASSETS LESS LIABILITIES (2.4%)		894,214

NET ASSETS (100.0%)		$37,563,720

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of December 31, 2014.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(4)	Non-income producing security.

(5)	Issue is in default.

#	Illiquid security. See Note 2. Total market value of illiquid securities amounts to $202,543, representing 0.5% of net asset as of December 31, 2014.

144A—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $9,768,967, representing 26.0% of net assets as of December 31, 2014.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2014

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$817,921,808	$26,737,558	$31,329,120	$37,056,655

Investments in securities, at value	$791,339,507	$29,533,015	$36,328,684	$36,669,506
Cash	0	0	0	49
Security sales receivable	3,723,312	0	231,093	0
Receivable for Fund shares sold	4,905,328	525,921	552,716	679,158
Accrued dividends receivable	579,626	67,549	66,562	21
Accrued interest receivable	894	11	25	633,879
Receivable from affiliate	47,445	0	0	2,132
Receivable from broker	3,584	0	0	0
Prepaid expenses	90,394	5,704	8,466	6,373
Total assets	$800,690,090	$30,132,200	$37,187,546	$37,991,118

LIABILITIES
Payable for securities purchased	$2,103,051	$0	$346,665	$238,021
Payable for Fund shares redeemed	6,780,556	357,727	405,783	92,988
Dividends payable	2,193,111	105,938	197,901	44,445
Payable to affiliates	1,137,564	15,240	39,741	44,128
Accrued expenses	157,580	6,342	10,234	7,816
Disbursements in excess of demand deposit cash	2,135	1,979	0	0
Total liabilities	$12,373,997	$487,226	$1,000,324	$427,398

NET ASSETS	$788,316,093	$29,644,974	$36,187,222	$37,563,720

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$828,376,943	$26,896,408	$31,547,801	$83,971,041
Accumulated undistributed net realized gain (loss) on investments	(13,478,549)	(46,891)	(361,463)	(46,020,172)
Accumulated undistributed net investment income (loss)	0	0	1,320	0
Unrealized appreciation (depreciation) on investments	(26,582,301)	2,795,457	4,999,564	(387,149)

NET ASSETS	$788,316,093	$29,644,974	$36,187,222	$37,563,720

Net Assets - Class A	$757,506,701	$29,644,974	$36,187,222	$28,220,746
Net Assets - Class C1	$30,809,392	-	-	$9,342,974
Shares outstanding - Class A	130,526,616	2,345,307	769,417	3,640,536
Shares outstanding - Class C1	5,317,498	-	-	1,202,704
Net asset value per share - Class A2	$5.80	$12.64	$47.03	$7.75
Net asset value per share - Class C1,2	$5.79	-	-	$7.77
Public offering price per share - Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$6.11	$13.31	$49.51	$8.09

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

[2]	Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended December 31, 2014

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$7,141	$43	$139	$2,276,520
Dividends (net of foreign withholding taxes of $152,428, $0, $411, and $0, respectively)	11,652,367	822,164	655,770	2,246
Total investment income	$11,659,508	$822,207	$655,909	$2,278,766

EXPENSES
Investment advisory fees	$4,257,052	$172,222	$347,750	$303,170
Distribution (12b-1) fees - Class A	4,193,136	57,407	86,937	69,878
Distribution (12b-1) fees - Class C1	135,098	-	-	76,431
Transfer agent fees	1,310,558	41,334	62,595	55,934
Administrative service fees	1,143,530	56,148	72,685	85,386
Professional fees	102,018	4,865	6,840	7,388
Reports to shareholders	118,695	3,337	7,230	3,121
License, fees, and registrations	133,048	15,797	13,699	14,345
Audit fees	41,400	1,401	1,711	1,588
Trustees' fees	44,611	1,190	1,866	1,885
Transfer agent out-of-pockets	266,71	5,226	15,740	6,089
Custodian fees	86,613	5,311	6,901	10,091
Legal fees	59,966	1,607	2,416	2,455
Insurance expense	12,068	267	584	704
Total expenses	$11,904,504	$366,112	$626,954	$638,465
Less expenses waived or reimbursed	0	(228,334)	(192,267)	(171,806)
Total net expenses	$11,904,504	$137,778	$434,687	$466,659

NET INVESTMENT INCOME (LOSS)	$(244,996)	$684,429	$221,222	$1,812,107

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$12,585,563	$916,778	$2,515,616	$545,775
Net change in unrealized appreciation (depreciation) of investments	(137,776,285)	882,496	(720,771)	(1,738,929)
Net realized and unrealized gain (loss) on investments	$(125,190,722)	$1,799,274	$1,794,845	$(1,193,154)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(125,435,718)	$2,483,703	$2,016,067	$618,953

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2014

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(244,996)	$684,429	$221,222	$1,812,107
Net realized gain (loss) from investment transactions	12,585,563	916,778	2,515,616	545,775
Net change in unrealized appreciation (depreciation) of investments	(137,776,285)	882,496	(720,771)	(1,738,929)
Net increase (decrease) in net assets resulting from operations	$(125,435,718)	$2,483,703	$2,016,067	$618,953

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(684,429)	$(220,000)	$(1,467,792)
Net investment income - Class C1	0	-	-	(344,581)
Net realized gain on investments - Class A	(32,929,711)	(960,730)	(3,296,317)	0
Net realized gain on investments - Class C1	(1,333,329)	-	-	0
Total distributions	$(34,263,040)	$(1,645,159)	$(3,516,317)	$(1,812,373)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$353,374,635	$11,364,554	$5,971,713	$4,454,587
Proceeds from sale of shares - Class C1	41,933,232		-	2,902,046
Proceeds from reinvested dividends - Class A	30,753,799	1,471,663	3,317,068	1,091,306
Proceeds from reinvested dividends - Class C1	1,300,790	-	-	211,086
Cost of shares redeemed - Class A	(177,434,168)	(3,610,602)	(5,404,301)	(4,443,894)
Cost of shares redeemed - Class C1	(3,785,495)	-	-	(1,390,988)
Net increase (decrease) in net assets resulting from capital share transactions	$246,142,793	$9,225,615	$3,884,480	$2,824,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	$86,444,035	$10,064,159	$2,384,230	$1,630,723
NET ASSETS, BEGINNING OF PERIOD	701,872,058	19,580,815	33,802,992	35,932,997
NET ASSETS, END OF PERIOD	$788,316,093	$29,644,974	$36,187,222	$37,563,720

Accumulated undistributed net investment income	$0	$0	$1,320	$0

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares. WB/MNA Stock Fund Class C commenced operations on May 1, 2014.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2013

	WB/MNA	Dividend	Growth	High
	Stock	Harvest	& Income	Income
	Fund	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,520,502)	$396,733	$114,287	$2,065,228
Net realized gain (loss) from investment transactions	61,312,743	38,098	4,822,080	717,317
Net change in unrealized appreciation (depreciation) of investments	101,266,291	1,930,737	2,545,420	(572,729)
Net increase (decrease) in net assets resulting from operations	$161,058,532	$2,365,568	$7,481,787	$2,209,816

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(396,733)	$(114,218)	$(1,658,703)
Net investment income - Class C1	-	-	-	(406,525)
Net realized gain on investments - Class A	(31,926,853)	(15,205)	(3,371,218)	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$(31,926,853)	$(411,938)	$(3,485,436)	$(2,065,228)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$187,018,696	$12,516,229	$3,094,883	$3,623,071
Proceeds from sale of shares - Class C1	-	-	-	351,158
Proceeds from reinvested dividends - Class A	29,936,049	364,188	3,278,718	1,231,110
Proceeds from reinvested dividends - Class C1	-	-	-	245,202
Cost of shares redeemed - Class A	(141,419,899)	(1,842,198)	(4,153,416)	(6,205,282)
Cost of shares redeemed - Class C1	-	-	-	(1,385,776)
Net increase (decrease) in net assets resulting from capital share transactions	$75,534,846	$11,038,219	$2,220,185	$(2,140,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$204,666,525	$12,991,849	$6,216,536	$(1,995,929)
NET ASSETS, BEGINNING OF PERIOD	497,205,533	6,588,966	27,586,456	37,928,926
NET ASSETS, END OF PERIOD	$701,872,058	$19,580,815	$33,802,992	$35,932,997

Accumulated undistributed net investment income	$0	$0	$97	$0

[1]	Only the High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund and WB/MNA Stock Fund are currently the only funds in the Trust that offers both Class A and Class C shares. High Income Fund and WB/MNA Stock Fund Class A shares are sold with an initial sales charge of 4.25% and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. High Income Fund and WB/MNA Stock Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in each Fund's same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2011.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in subsequent periods.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Multiple class allocations—High Income Fund and WB/MNA Stock Fund are currently the only funds in the Trust that offer multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. WB/MNA Stock Fund uses the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2014:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$84,680,267	$0	$0	$84,680,267
	Common Stocks	706,659,240	0	0	706,659,240
	Total	$791,339,507	$0	$0	$791,339,507

Dividend Harvest Fund	Short Term Securities	$1,071,322	$0	$0	$1,071,322
	Common Stocks	28,461,693	0	0	28,461,693
	Total	$29,533,015	$0	$0	$29,533,015

Growth & Income Fund	Short Term Securities	$3,210,403	$0	$0	$3,210,403
	Common Stocks	33,118,281	0	0	33,118,281
	Total	$36,328,684	$0	$0	$36,328,684

High Income Fund	Short Term Securities	$2,338,914	$0	$0	$2,338,914
	Corporate Bonds	0	34,219,042	0	34,219,042
	Term Loans	0	0	111,550	111,550
	Total	$2,338,914	$34,219,042	$111,550	$36,669,506

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2014. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2014.

The changes of the fair value of investments during the year ended December 31, 2014, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Accrued	Change in unrealized	Balance as
High Income Fund	of 12/31/13	Purchases	Discount	appreciation	of 12/31/14
Term Loans	$0	$107,789	$5,487	($1,726)	$111,550

High Income Fund
Asset Class	Fair Value	Valuation Technique
Term Loans	$111,550	Amortized Cost

The High Income Fund's Level 3 investments have been valued using amortized cost. As as result, there were no unobservable inputs that have been interally developed by the High Income Fund in determining the fair value of its investments as of December 31, 2014.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2014, were as follows:

	WB/MNA	Dividend	Growth &	High
	Stock Fund	Harvest Fund	Income Fund	Income Fund
Purchases	$709,206,367	$15,066,419	$24,510,021	$12,219,085
Sales	$529,181,791	$7,504,396	$26,466,155	$11,843,552

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNA	WB/MNA	Dividend	Growth &	High	High
	Stock	Stock	Harvest	Income	Income	Income
Year Ended 12/31/14:	Fund - A	Fund - C*	Fund	Fund	Fund - A	Fund - C
Shares sold	48,835,258	5,688,602	892,530	116,673	561,169	368,189
Shares issued on reinvestment of dividends	5,221,358	221,223	114,853	69,511	136,110	26,283
Shares redeemed	(26,175,996)	(592,327)	(287,676)	(105,981)	(553,836)	(173,285)
Net increase (decrease)	27,880,620	5,317,498	719,707	80,203	143,443	221,187

Year Ended 12/31/13:
Shares sold	29,192,744		1,100,281	63,020	451,881	43,465
Shares issued on reinvestment of dividends	4,395,896		31,955	67,283	154,134	30,626
Shares redeemed	(22,556,896)		(163,325)	(85,650)	(777,493)	(172,846)
Net increase (decrease)	11,031,744		968,911	44,653	(171,478)	(98,755)

*	Inception date of May 1, 2014

NOTE 6: Income Tax Information

At December 31, 2014, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$818,202,640	$26,740,499	$31,329,120	$37,059,719
Unrealized appreciation	52,476,103	3,477,976	5,675,019	814,638
Unrealized depreciation	(79,339,236)	(685,460)	(675,455)	(1,204,851)
Net unrealized appreciation (depreciation)*	($26,863,133)	$2,792,516	$4,999,564	($390,213)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA	Dividend	Growth &	High
Year Ended 12/31/14:	Stock Fund	Harvest Fund	Income Fund	Income Fund
Ordinary Income	$4,272,097	$1,235,513	$1,620,743	$1,812,373
Realized gain on investments	29,990,943	$409,646	$1,895,574	$0
Total	$34,263,040	$1,645,159	$3,516,317	$1,812,373

Year Ended 12/31/13:
Ordinary Income	$24,426,800	$407,202	$856,963	$2,065,228
Realized gain on investments	$7,500,053	$4,736	$2,628,473	$0
Total	$31,926,853	$411,938	$3,485,436	$2,065,228

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$1,320	$0
Undistributed capital gains	0	0	0	0
Accumulated capital and other losses	0	0	0	(46,017,108)
Unrealized appreciation/(depreciation)*	(26,863,133)	2,792,516	4,999,564	(390,213)
Total accumulated earnings/(deficit)	($26,863,133)	$2,792,516	$5,000,884	($46,407,321)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2014, are as follows:

High Income Fund
Expires in 2016	$30,380,238
Expires in 2017	$14,842,642
Expires in 2018	$794,228
Non-expiring short-term losses	$0
Non-expiring long-term losses	$0
Total Capital Loss Carryforwards	$46,017,108

For the year ended December 31, 2014, the High Income Fund utilized capital loss carryforwards of $547,037. Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2014, WB/MNA Stock Fund, Dividend Harvest Fund and Growth & Income Fund deferred to January 1, 2015, post-October capital losses of $13,197,717, $43,950 and $361,463, respectively.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 31, 2014, High Income Fund reclassified accumulated net investment income to paid in capital of $266 due to distribution adjustment. WB/MNA Stock Fund reclassified net realized gains to paid in capital of $14,807 due to distribution adjustment and reclassified accumulated net investment income to paid in capital of $244,996 due to net investment losses.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, for WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.95%, 0.95%, 1.25%, 1.15%, and 1.90%, respectively, through April 30, 2015. After April 30, 2015, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.60% of average daily net assets for the year ended December 31, 2014. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. There are no recoupment provisions in place for waved/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/31/14	Payable 12/31/14
WB/MNA Stock Fund	$4,257,052	$349,595
Dividend Harvest Fund	$98,776*	$11,500*
Growth & Income Fund	$334,232*	$30,173*
High Income Fund	$272,684*	$25,367*

*	After waivers and reimbursements for Dividend Harvest Fund, Growth & Income Fund, and High Income Fund of $73,446, $13,518, and $30,486, respectively.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 1.00%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/14			Payable 12/31/14
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNA Stock Fund - A	$9,095,282	$30,407	$4,193,136	$157,525	$0	$337,156
WB/MNA Stock Fund - C	$0	$12,227	$135,098	$0	$7,129	$25,604
Dividend Harvest Fund	$240,145	$0	$0*	$2,774	$0	$0*
Growth & Income Fund	$81,765	$0	$43,468*	$2,201	$0	$4,003*
High Income Fund - A	$67,183	$0	$69,878	$3,457	$0	$6,034
High Income Fund - C	$0	$342	$76,431	$0	$304	$7,736

*	After waivers for Dividend Harvest Fund and Growth & Income Fund of $57,407 and $43,469, respectively.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/14				Payable 12/31/14
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
WB/MNA Stock Fund	$1,577,269	$0	$1,143,530	$0	$165,452	$95,103
Dividend Harvest Fund	$5,227	$41,333	$0	$56,148	$966	$0
Growth & Income Fund	$15,740	$62,595	$0	$72,685	$3,364	$0
High Income Fund	$6,089	$55,934	$0	$85,386	$1,230	$0

*	After waivers and reimbursements, if any

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year End 12/31/14	Year End 12/31/13	Year End 12/31/12	Year End 12/30/11	Year End 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$6.84	$5.43	$5.42	$5.16	$3.50

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$(0.01)	$(0.02)	$(0.03)	$0.00
Net realized and unrealized gain (loss) on investments[3]	(0.78)	1.75	0.03	0.29	1.66
Total from investment operations	$(0.78)	$1.74	$0.01	$0.26	$1.66

Less Distributions:
Distributions from net realized gains	$(0.26)	$(0.33)	$0.00	$0.00	$0.00
Total distributions	$(0.26)	$(0.33)	$0.00	$0.00	$0.00

NET ASSET VALUE, END OF PERIOD	$5.80	$6.84	$5.43	$5.42	$5.16

Total Return (excludes any applicable sales charge)	(11.43%)	32.00%	0.19%	5.04%	47.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$757,507	$701,872	$497,206	$464,707	$63,436
Ratio of expenses to average net assets after waivers[1,2]	1.39%	1.41%	1.42%	1.42%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.39%	1.41%	1.42%	1.43%	2.03%
Ratio of net investment income (loss) to average net assets[1,2]	(0.02%)	(0.26%)	(0.39%)	(0.76%)	(0.67%)
Portfolio turnover rate	67.68%	85.63%	77.33%	50.94%	35.44%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period From 5/1/14# to 12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)
Net realized and unrealized gain (loss) on investments[3]	(1.39)
Total from investment operations	$(1.40)

Less Distributions:
Distributions from net realized gains	$(0.26)
Total distributions	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.79

Total Return (excludes any applicable sales charge)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$30,809
Ratio of expenses to average net assets after waivers[1,2]	1.89%*
Ratio of expenses to average net assets before waivers[2]	1.89%*
Ratio of net investment income (loss) to average net assets[1,2]	(0.52%)*
Portfolio turnover rate	67.68%**

*	Annualized.

**	Not annualized.

#	Commencement of operations.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/14	Year Ended 12/31/13	Period From 5/1/12# to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	1.01	2.03	0.06
Total from investment operations	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	(0.42)	(0.01)	(0.03)
Total distributions	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	11.42%	23.88%	2.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]+	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]	2.98%	3.29%	4.19%*
Portfolio turnover rate	32.99%	26.44%	44.50%**

*	Annualized.

**	Not annualized.

#	Commencement of operations.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

+	For the years ended December 31, 2013 and December 31, 2014 the voluntary waiver amounted to 0.71% and 0.35%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$49.05	$42.80	$37.67	$37.10	$31.89

Income (loss) from investment operations:
Net investment income (loss)	$0.32	$0.17	$0.01	$(0.15)	$0.27
Net realized and unrealized gain (loss) on investments[3]	2.71	11.67	5.13	0.90	5.21
Total from investment operations	$3.03	$11.84	$5.14	$0.75	$5.48

Less Distributions:
Dividends from net investment income	$(0.32)	$(0.18)	$(0.01)	$(0.18)	$(0.27)
Distributions from net realized gains	(4.73)	(5.41)	0.00	0.00	0.00
Total distributions	$(5.05)	$(5.59)	$(0.01)	$(0.18)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$47.03	$49.05	$42.80	$37.67	$37.10

Total Return (excludes any applicable sales charge)	6.01%	27.76%	13.65%	2.03%	17.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$36,187	$33,803	$27,586	$26,857	$28,633
Ratio of expenses to average net assets after waivers[1,2]	1.25%	1.36%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.80%	1.82%	1.83%	1.88%	2.00%
Ratio of net investment income (loss) to average net assets[1,2]	0.64%	0.37%	0.03%	(0.37%)	0.78%
Portfolio turnover rate	73.25%	116.11%	85.81%	41.82%	112.99%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$8.02	$7.98	$7.44	$7.61	$7.21

Income (loss) from investment operations:
Net investment income (loss)	$0.42	$0.45	$0.49	$0.50	$0.53
Net realized and unrealized gain (loss) on investments[3]	(0.27)	0.04	0.54	(0.17)	0.40
Total from investment operations	$0.15	$0.49	$1.03	$0.33	$0.93

Less Distributions:
Dividends from net investment income	$(0.42)	$(0.45)	$(0.49)	$(0.50)	$(0.53)
Total distributions	$(0.42)	$(0.45)	$(0.49)	$(0.50)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$7.75	$8.02	$7.98	$7.44	$7.61

Total Return (excludes any applicable sales charge)	1.84%	6.32%	14.22%	4.36%	13.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$28,221	$28,045	$29,286	$19,473	$23,316
Ratio of expenses to average net assets after waivers[1,2]	1.15%	1.15%	1.28%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.63%	1.65%	1.66%	1.74%	1.83%
Ratio of net investment income to average net assets[1,2]	5.25%	5.64%	6.32%	6.54%	7.22%
Portfolio turnover rate	34.86%	36.30%	39.98%	38.35%	58.47%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$8.04	$8.00	$7.46	$7.62	$7.23

Income (loss) from investment operations:
Net investment income (loss)	$0.36	$0.39	$0.43	$0.44	$0.48
Net realized and unrealized gain (loss) on investments[3]	(0.27)	0.04	0.54	(0.16)	0.39
Total from investment operations	$0.09	$0.43	$0.97	$0.28	$0.87

Less Distributions:
Dividends from net investment income	$(0.36)	$(0.39)	$(0.43)	$(0.44)	$(0.48)
Total distributions	$(0.36)	$(0.39)	$(0.43)	$(0.44)	$(0.48)

NET ASSET VALUE, END OF PERIOD	$7.77	$8.04	$8.00	$7.46	$7.62

Total Return (excludes any applicable sales charge)	1.08%	5.53%	13.35%	3.73%	12.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,343	$7,888	$8,643	$9,499	$12,744
Ratio of expenses to average net assets after waivers[1,2]	1.90%	1.90%	2.06%	2.35%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.38%	2.40%	2.41%	2.49%	2.58%
Ratio of net investment income to average net assets[1,2]	4.51%	4.89%	5.57%	5.78%	6.46%
Portfolio turnover rate	34.86%	36.30%	39.98%	38.35%	58.47%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Williston Basin/Mid-North America Stock Fund, Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds") as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Integrity Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services
COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2015

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/14	Ending Account Value 12/31/14	Expenses Paid During Period*	Annualized Expense Ratio
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$753.47	$6.09	1.39%
Actual - Class C	$1,000.00	$751.29	$8.29	1.89%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.26	$7.01	1.39%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,028.23	$9.60	1.89%
Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,029.48	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$3.03	0.60%
Integrity Growth & Income Fund
Actual	$1,000.00	$969.93	$6.16	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.31	1.25%
Integrity High Income Fund
Actual - Class A	$1,000.00	$975.50	$5.68	1.15%
Actual - Class C	$1,000.00	$971.95	$9.37	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.46	$5.81	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.71	$9.57	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on November 5, 2014, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were soft dollar arrangements involving the Adviser, but there were none involving the Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to eleven funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2014, the risk for: (1) Integrity Growth & Income Fund was average overall. It had high risk for the 3-year, average for the 5-year period, and below average risk for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average overall. It was above average for the 3 and 5-year time periods, and low for the 10-year period; (3) Integrity High Income Fund was above average overall and high for the 10-year time period. It had average risk for the 3 and 5-year time periods; (4) Integrity Dividend Harvest Fund had been open for a short period so no risk information was available.

As of August 31, 2014, the Fund return rating for: (1) Integrity Growth & Income Fund was below average overall and for the 5-year period. It was low for the 3-year period and average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was above average overall, high for the 3 and 5-year periods, and average for the 10-year time periods. (3) Integrity High Income Fund was below average overall and for the 3 and 5-year time periods. It was low for the 10-year time period. (4) Integrity Dividend Harvest Fund had been open for a short period so no return ratings were available.

As of August 31, 2014, the Fund performance for: (1) Integrity Growth & Income Fund for the 3 and 5-year periods was below its index for its peer group, but above its index classification for the 1 and 10-year periods. It was above its median classification for the 1 and 10-year period and below its median for the 3 and 5-year periods; (2) Williston Basin/Mid-North America Stock Fund for the 1, 3, and 5-year periods was above its index for its peer group, but was below for the 10-year period. It was above its median classification in the 1, 3, 5, and 10-year periods for its peer group; (3) Integrity High Income Fund was above its index for the 1, 3, 5 and 10-year periods. It was below its median classification for the 1, 3, 5, and 10-year periods; (4) Integrity Dividend Harvest Fund was below its index and median for the 1-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. Discussion Williston Basin/Mid-North America Stock Fund occurred as it is the largest Fund and may be nearing an asset level that could benefit from economy of scale. The advisory fees are structured appropriately based on the size of the Funds. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Funds could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of certain Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.15% for Class A shares and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.25% for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 0.95% for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 1.45% for Class A and 1.95% for Class C for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser participates in soft dollar arrangements from securities trading in Williston Basin Mid-North America Stock Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9.8% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.07% to 1.99%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Monte Avery, Josh Larson, and Michael Morey (each of the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 6% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub‑adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are multi-managed and are also sub-advised by Ares Management LLC, Brigade Capital Management, Delaware Investments Fund Advisers, and Guggenheim Partners, LLC.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

•

JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves the Funds until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Funds' organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation, Kennedy Memorial Foundation, Minot Community Land Trust

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE

Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Interim President (2008 to 2009): ND Tax‑Free Fund, Inc., Montana Tax‑Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds , and Integrity Fund of Funds, Inc.; Director and Chairman: Montana Tax‑Free Fund, Inc. (1993 to 2009), ND Tax‑Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board, Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an "interested person" of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS

Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax‑Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes—	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes—	Yes	No
information about your transactions and experiences

For our affiliates' everyday business purposes—	No	We don't share
information about your creditworthiness

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates' everyday business purposes-information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX/ICPUX)

Integrity Dividend Harvest Fund (IDIVX)

Integrity Growth & Income Fund (IGIAX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX/IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $46,100 for the year ended December 31, 2014 and $44,700 for the year ended December 31, 2013.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2014 and $0 for the year ended December 31, 2013.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $10,000 for the year ended December 31, 2014 and $10,000 for the year ended December 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2015

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 6, 2015